UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2010

AGY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	335-150749	20-0420637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2556 Wagener Road Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

(888) 434-0945

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b) On February 4, 2010, AGY Holding Corp. (the “Company”), with the approval of the Company’s Board of Directors, engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and in the subsequent period through the Company’s engagement of PwC on February 4, 2010, neither the Company nor anyone acting on the Company’s behalf consulted PwC regarding any of the matters or events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGY HOLDING CORP.

Date: February 10, 2010	By:	/S/ DOUGLAS J. MATTSCHECK
	Name:	Douglas J. Mattscheck
	Title:	Chief Executive Officer